Exhibit 99.2

Trustmark

# First Quarter 2024 Financial Results

*April 23, 2024*

# Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

# Agreement to Sell

FBBINSURANCE

to

MarshMcLennan Agency

April 23, 2024

# Sale of FBBINSURANCE to Marsh & McLennan Agency LLC

## Transaction Overview

FBBINSURANCE

### FBBINSURANCE Overview

- ✓ Top five[1] bank-affiliated insurance agency in the U.S., and one of the largest in the Southeast
- ✓ Focused on commercial, personal, employee benefits insurance, and surety
- ✓ Headquartered in Jackson, Mississippi, with 10 offices across Mississippi, Florida and Alabama
- ✓ Licensed and conducting business in all 50 states
- ✓ In 2023, **FBBI**NSURANCE generated total revenue of $58.5 million and net income of $12.3 million

### Terms of Transaction

- ✓ **Transaction Value:** $345 million
- ✓ **Consideration:** 100% cash
- ✓ **Proceeds:**
  - ➢ $284 million (net proceeds after producer buydown, retention and incentives, and transaction-related expenses)
  - ➢ $228 million (after-tax proceeds)
- ✓ **Acquiror:** Marsh & McLennan Agency LLC (MMA)
- ✓ **Closing:** Q2'24 anticipated closing, subject to customary closing conditions and regulatory approval

### Post-Closing Relationship

- ✓ **FBBI**NSURANCE leadership and employees are expected to join MMA
- ✓ MMA to become insurance broker partner of Trustmark National Bank

**Notes:** Pro Forma calculations are current estimates based on current expectations and assumptions as of announcement date; subject to change at transaction closing.
(1) Business Insurance July 2023 Publication

# Strategic Rationale for FBBINSURANCE Sale

**Capitalizes on sale of insurance brokerage subsidiary at extremely attractive valuation level**

- ✓ 5.9x Revenue(1)
- ✓ 28.0x Net Income(1)

**Capital redeployment to enhance shareholder value**

- ✓ Post-closing, plan to use a portion of capital generation to reposition lower-yielding securities to higher-yielding, market-rate securities
- ✓ Transformative financial impact: increased earnings and profitability profile
  - ➢ +15.6%(2) EPS accretion
  - ➢ +27 bps(2) NIM accretion
  - ➢ 449 bps(2) improvement in Efficiency Ratio

**Generates meaningful capital creation and enhances balance sheet flexibility**

- ✓ Increases CET1 ratio by 65 bps to ~10.8% on a Pro Forma basis(2)
- ✓ Increases TCE/TA ratio by 114 bps to ~8.3% on a Pro Forma basis(2)

**Supports growth of core banking business**

- ✓ Monetizes undervalued asset at extremely attractive valuation multiple
- ✓ Reallocation of resources to build additional shareholder value
- ✓ +17.1% TBV per share accretion or approximately $3.61 per share(2)

**Notes:** Pro Forma calculations are estimates based on current expectations and assumptions as of announcement date; subject to change at transaction closing; Balance sheet impact shown as of 3/31/24, and profitability impact shown relative to 2025 consensus analyst estimates

(1) Based on 2023 performance

(2) Pro Forma financial impact is shown including divestiture of FBBI and net proceeds held as cash at an assumed P/T rate of 4.0%, and $1.6Bn of Available-for-Sale securities with a P/T yield of ~1.7% sold at a market valuation of ~$1.4Bn, with net proceeds used to reinvest at an assumed P/T rate of ~5.0%; Trustmark to receive additional benefit due to tax shield from sale of securities at a loss

# Pro Forma Financial Impacts

## CET1 Ratio (3/31/24 Pro Forma)


(%)
+136 bps
+65 bps
10.1%
11.5%
10.8%
Stand-Alone
Pro Forma Base Case (2)
With Securities Repositioning (3)

## Earnings per Share (2025 Est.)[1]


($)
(7.1)%
+15.6%
$2.59
$2.41
$3.00
Stand-Alone Consensus Estimates
Pro Forma Base Case (2)
With Securities Repositioning (3)

## Tangible Book Value per Share (3/31/24 Pro Forma)


($)
+17.1%
+17.1%
$21.18
$24.79
$24.79
Stand-Alone
Pro Forma Base Case (2)
With Securities Repositioning (3)

## TCE / TA (3/31/24 Pro Forma)


(%)
+114 bps
+114 bps
7.2%
8.3%
8.3%
Stand-Alone
Pro Forma Base Case (2)
With Securities Repositioning (3)

## Profitability Ratios (2025 Est.)[1][2][3]

| Metric | Stand Alone Cons. Est. | Pro Forma Base Case Divesture | With Securities Repositioning | Change vs. Stand Alone |
|---|---|---|---|---|
| Return on Avg. Assets | 0.82% | 0.75% | 0.94% | +12 bps |
| Net Interest Margin | 3.26% | 3.27% | 3.53% | +27 bps |
| Fee Income Ratio | 28.0% | 21.1% | 19.8% | (8.2)% |
| Efficiency Ratio | 70.4% | 70.1% | 65.9% | (449) bps |

## Use of Capital

- ✓ **Planned securities repositioning** assumes sale of ~$1.6Bn of available for sale securities
- ✓ **Estimated earnback** to be ~3.4 years
- ✓ **Flexibility for additional accretive capital deployment actions**
  - ➢ Additional capital may be used to support organic growth, share repurchases, M&A or other general corporate purposes depending on market conditions

Notes: Pro Forma calculations are current estimates based on current expectations and assumptions as of announcement date; subject to change at transaction closing.
(1) Represents 2025 estimates for TRMK based on consensus analyst estimates
(2) Base Case Pro Forma financial impact is shown including divestiture of FBBI and net proceeds held as cash at an assumed P/T rate of 4.0%
(3) Assumes Base Case plus $1.6Bn of Available-for-Sale securities with a P/T yield of ~1.7% sold at a market valuation of ~$1.4Bn, with net proceeds used to reinvest at an assumed P/T rate of ~5.0%; Trustmark to receive additional benefit due to tax shield from sale of securities at a loss

# Non-GAAP Reconciliation

| After-tax Cash Proceeds | $ in Millions |
|---|---|
| Transaction Value | $345.0 |
| Net Proceeds[1] | $284.2 |
| Pre-tax Gain On Sale | $225.2 |
| Taxes | ($56.3) |
| Net Cash Received After Taxes | $168.9 |
| TRMK's Basis in **FBB**INSURANCE | $59.0 |
| After-tax Net Proceeds | $227.9 |

| Transaction Multiples | |
|---|---|
| 2023 Total Revenue | $58.5 |
| 2023 Net Income | $12.3 |
| Transaction Value / Revenue | 5.9x |
| Transaction Value / Net Income | 28.0x |

| Tangible Book Value Per Share Reconciliation | |
|---|---|
| Tangible Common Equity (Millions) | $1,296 |
| Shares Outstanding ('000) | 61,178 |
| Tangible Book Value Per Share | $21.18 |
| Pro Forma Adjusted Tangible Common Equity (Millions)[2] | $1,517 |
| Shares Outstanding ('000) | 61,178 |
| Pro Forma Adjusted Tangible Book Value Per Share[2] | $24.79 |
| Pro Forma Change in Tangible Book Value Per Share ($) | $3.61 |
| Pro Forma Change in Tangible book Value Per Share (%) | 17.1% |

Notes:
(1) Net proceeds after producer buydown, retention and incentives, and transaction related expenses
(2) Includes impact of after-tax net proceeds and reduction in tangible assets as a part of the FBBInsurance sale

# Q1-24 Financial Highlights

**Loan Growth Moderates, Credit Quality Remains Stable, Solid Growth in Fee Income, Disciplined Expense Management**

## Balance Sheet

- Loans Held for Investment (HFI) increased $107.4 million, or 0.8%, linked-quarter, and $560.7 million, or 4.5%, year-over-year
- Deposits totaled $15.3 billion, a linked-quarter decrease of $231.2 million, or 1.5%, and a $554.9 thousand, or 3.8%, increase year-over-year

## Profitable Revenue Generation

- Net interest income (FTE) totaled $136.2 million in the first quarter, down 2.8% linked-quarter
- Net interest margin in the first quarter was 3.21%, down 4 basis points from the prior quarter
- Noninterest income increased 11.1% linked-quarter to total $55.3 million, representing 29.4% of total revenue in the first quarter
- Revenue totaled $188.2 million in the first quarter, an increase of $1.6 million linked quarter

## Expense Management

- Noninterest expense in the first quarter totaled $131.1 million, down 3.9%, linked-quarter, reflecting on-going expense management priorities

## Credit Quality

- Net charge-offs totaled $4.1 million in the first quarter, representing 0.12% of average loans
- Provision for credit losses for loans HFI totaled $7.7 million in first quarter
- Allowance for credit losses (ACL) represented 1.10% of loans HFI and 235.29% of nonaccrual loans, excluding individually analyzed loans at March 31, 2004

## Capital Management

- Maintained strong capital position with CET1 ratio of 10.12% and total risk-based capital ratio of 12.42%
- Board of Directors declared quarterly cash dividend of $0.23 per share

| At March 31, 2023 | |
|---|---|
| Total Assets | $18.4 billion |
| Loans (HFI) | $13.1 billion |
| Total Deposits | $15.3 billion |
| Banking Centers | 170 |

| | Q1-24 | Q4-23 | Q1-23 |
|---|---|---|---|
| Net Income ($ in millions) | $41.5 | $36.1 | $50.3 |
| EPS – Diluted | $0.68 | $0.59 | $0.82 |
| ROAA | 0.89% | 0.77% | 1.10% |
| ROATCE | 12.98% | 11.92% | 18.03% |
| Dividends / Share | $0.23 | $0.23 | $0.23 |
| TE/TA | 7.20% | 6.95% | 6.35% |

Source: Company reports

# Loans Held for Investment (HFI) Portfolio

## Focus on profitable, credit-disciplined loan growth continued

| Loans HFI ($ in millions) (1) | 3/31/2024 | Change LQ | Change Y-o-Y |
|---|---|---|---|
| Loans secured by real estate: | | | |
| Const., land dev. and other land loans | $ 1,539 | $ 29 | $ (184) |
| Secured by 1-4 family residential prop. | 2,891 | (13) | 69 |
| Secured by nonfarm, nonresidential prop. | 3,543 | 54 | 168 |
| Other real estate secured | 1,385 | 72 | 537 |
| Commercial and industrial loans | 1,923 | (0) | 40 |
| Consumer loans | 156 | (5) | (6) |
| State and other political subdivision loans | 1,053 | (36) | (141) |
| Other Loans & Leases | 567 | 7 | 78 |
| Total LHFI | $ 13,058 | $ 107 | $ 561 |

### Loan Portfolio Composition 03/31/24 (1)



Other RE, 11%
Nonfarm,Nonres, 27%
C&I, 15%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 4%
Construction, Land Dev, 12%
1-4 Residential, 22%

### Loans HFI by Quarter



$12,497
$12,614
$12,810
$12,951
$13,058
Dollar Change:
$117
$196
$141
$107
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24

- Portfolio exhibits diversity by product type, geography, and industry
- Growth moderated in the quarter while credit quality remained solid

Source: Company reports
(1) Percentages may not sum to 100% due to rounding.

# Commercial Real Estate and Offices (CRE) Portfolio Detail

| CRE Portfolio[1] ($ in millions) | 03/31/24 | % of CRE Portfolio |
|---|---|---|
| Lots, Development and Unimproved Land | $ 304 | 6% |
| 1-4 Family Construction | 313 | 6% |
| Other Construction | 922 | 18% |
| **Total Construction, Land Development and Other Land Loans** | **$ 1,539** | **30%** |
| Retail | 367 | 7% |
| Offices | 262 | 5% |
| Hotels/Motels | 256 | 5% |
| Industrial | 439 | 9% |
| Senior Living | 514 | 10% |
| Other | 419 | 8% |
| **Total Non-owner Occupied & REITs** | **$ 2,257** | **44%** |
| Multi-Family[2] | 1,317 | 26% |
| **Total CRE** | **$ 5,113** | **100%** |

## CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

| Offices (CRE) Portfolio[1] ($ in millions) | 03/31/24 | % of Offices Portfolio |
|---|---|---|
| Construction | $ 17 | 6% |
| Existing | 262 | 94% |
| **Total Offices** | **$ 279** | **100%** |
| | | |
| Offices (CRE) as % of LHFI | 2% | |
| Average Loan Balance | $1.5 million | |
| YTD Office NCOs/Average Loans | 0% | |
| Office Delinquencies/Total Offices | 0.09% | |
| Office NPL/Total Offices | 0.02% | |
| Criticized Offices/Total Offices | 0.02% | |

## Offices (CRE) Portfolio

- Construction – centered predominantly in one 85% preleased, in footprint medical office project
- Existing (credits of $5 million or more)

  * Weighted average occupancy of investment grade tenants is 45%
  * Less than 10% lease turnover in each year from 2024-2028
  * Weighted average vacancies of 5%
  * Weighted average LTV of 67%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

# Commercial Loan Portfolio Detail

| Commercial Portfolio [1] ($ in millions) | 03/31/24 | % of Commercial Portfolio |
|---|---|---|
| Manufacturing | $ 351 | 14% |
| Real Estate & Rental & Leasing | 271 | 11% |
| Construction | 271 | 11% |
| Finance & Insurance | 231 | 9% |
| Transportation & Warehousing | 229 | 9% |
| Wholesale Trade | 214 | 9% |
| Retail Trade | 196 | 8% |
| Health Care & Social Assistance | 184 | 7% |
| Information | 113 | 5% |
| Professional, Scientific & Technical Services | 89 | 4% |
| Administrative & Support & Waste Mgmt & Remediation Services | 69 | 3% |
| Arts, Entertainment & Recreation | 63 | 3% |
| Other | 189 | 8% |
| **Total** | **$ 2,471** | **100%** |

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $328 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 14%

Source: Company reports
(1) All information provided above reflects outstanding balances

Trustmark

# Allowance for Credit Losses

($ in millions)



$139
$6
-$1
-$1
$143
Net impact of quantitative changes including loan growth, changing of the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration and adjustments to the CRE concentration reserve
Net impact of all other changes including prepayment studies etc.
ACL 12/31/23
ACL 3/31/24

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

# Credit Risk Management

## Solid asset quality metrics

- Allowance for credit losses represented 1.10% of loans held for investment and 235.3% of nonaccrual loans, excluding individually evaluated loans
- Net charge-offs totaled $4.1 million in the first quarter, which represented 0.12% of average loans
- Nonaccruals LHFI decreased $1.7 million in the first quarter and represented 0.74% of total loans
- Nonperforming assets decreased $904 thousand in the first quarter and represented 0.80% of total loans



Nonperforming Assets(1)
(in millions)
$74
$2
$72
$76
$1
$75
$96
$5
$91
$107
$7
$100
$106
$8
$98
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs(2)
321%
301%
274%
249%
235%
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24

Source: Company reports
Note: Unless noted otherwise, credit metrics exclude PPP loans
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

# Attractive, Low-Cost Deposit Base

| Deposits ($ in millions) | | Change | |
|---|---|---|---|
| | 3/31/2024 | LQ | Y-o-Y |
| Interest Checking | $ 4,874 | $ (138) | $ (78) |
| Noninterest Bearing DDA | 3,040 | (158) | (757) |
| Time Deposits | 3,322 | (54) | 1,154 |
| Savings | 1,043 | (10) | (158) |
| MMDA | 3,060 | 129 | 395 |
| **Total Deposits** | **$ 15,339** | **$ (231)** | **$ 555** |

**Deposit Mix by Type 03/31/24[(1) (2)]**



MMDA, 20%
Interest Checking, 32%
Savings, 7%
Time Deposits, 22%
Nonint.-Bearing DDA, 20%

**Deposit Mix – Average Balance Q1-24[(1)]**
**($ in millions)**



$14,665
$14,738
$15,023
$15,304
$15,420
26%
24%
23%
22%
20%
74%
76%
77%
78%
80%
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Interest-bearing
Noninterest-bearing

- Deposits totaled $15.3 billion at March 31, 2024, a decrease of $231 million, or 1.5%, linked-quarter and an increase of $555 million, or 3.8%, year-over-year
- Public fund deposits decreased $116.5 million, or 4.9%, linked-quarter to total $2.3 billion at March 31, 2024
- Brokered deposits totaled $597.4 million, up $8.0 million from the prior quarter, to represent 4.0% of total deposits at March 31, 2024
- Cost of interest-bearing deposits in the first quarter totaled 2.74%, an increase of 7 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

# Stable, Granular & Low-Exposure Deposit Base


Deposit Accounts(1)(3)
($ and # in thousands)
$26
$26
$26
$27
$27
457
461
464
465
463
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Average Accounts
Average Balance per Account


Deposit Segmentation
Insured vs Collateralized vs Uninsured & Uncollateralized(3)
$14,784
$14,914
$15,102
$15,570
$15,339
22% 22% 22% 22% 22%
16% 15% 12% 14% 14%
62% 64% 65% 64% 64%
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Insured
Collateralized
Uninsured & Uncollateralized


Deposit Cost & Cumulative Beta
Actual
Forecast
1.13%
1.09%
22%
1.52%
1.48%
29%
1.85%
1.84%
33%
2.10%
2.10%
38%
2.18%
40%
2.22%
41%
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
TRMK Beta
TRMK Deposit Cost
KRX Median Deposit Cost

- Stable, granular deposit base with 463 thousand average accounts with average balance per account of $27 thousand during Q1-24[1].
- Coverage Ratio[2] of 185% of uninsured and uncollateralized deposits ($3.4 billion) at March 31, 2024
- Deposit cost during Q1-24 consistent with prior guidance

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts and Brokered CDs
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits)
(3) Numbers and/or percentages may not foot due to rounding.

# Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$141
$143
$142
$140
$136
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Net Interest Income



Yields and Costs(1)
5.79%
6.08%
6.34%
6.41%
6.40%
3.39%
3.33%
3.29%
3.25%
3.21%
1.98%
2.42%
2.72%
2.89%
2.92%
1.86%
1.87%
1.89%
1.85%
1.88%
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.25%
-0.02%
-0.06%
0.04%
3.21%
Asset Rate/Volume
Liability Rate/Volume
# of Days in Qtr
Q4-23 NIM
Q1-24 NIM

- Net interest income (FTE) totaled $136.2 million, resulting in a net interest margin of 3.21% in the first quarter

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Trustmark

# Earning Asset Composition & Interest Rate Sensitivity

**As of 03/31/24**

- Substantial NII asset sensitivity is driven by loan portfolio mix with 50% variable rate
- Total interest rate swap hedge notional at quarter end was $1.105 billion (including $255 million of forward starting) with a weighted average maturity (WAM) of 2.9 years and a weighted average receive fixed rate of 3.19%
- Total interest rate floor notional at quarter end was $120 million (including $95 million of forward starting) with a WAM of 4.0 years at a SOFR rate of 3.60%

## Loans by Rate Index[1,2]

Book Balance: $13.2B
Yield[3]: 6.40%



Prime, 9%
Variable (<= 1-month), 40%
Variable (> 1-month), 1%
Hybrid ARMs, 7%
Fixed, 43%

## Hedge Notional [2][4]



$25
$850
$46
$829
$86
$622
$83
$313
$51
$152
3.12%
3.21%
3.32%
3.38%
3.45%
2024
2025
2026
2027
2028
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

# Income Statement Highlights – Noninterest Income

| Noninterest Income[(1)] ($ in millions) | | | Change | |
|---|---|---|---|---|
| | | Q1-24 | LQ | Y-o-Y |
| Service Charges on Deposit Accounts | $ | 11.0 | $ (0.4) | $ 0.6 |
| Bank Card and Other Fees | | 7.4 | (1.1) | (0.4) |
| Mortgage Banking, net | | 8.9 | 3.4 | 1.3 |
| Insurance Commissions | | 15.5 | 2.3 | 1.2 |
| Wealth Management | | 9.0 | 0.3 | 0.2 |
| Other, net | | 3.6 | 1.1 | 1.1 |
| **Total Noninterest Income** | $ | 55.3 | $ 5.5 | $ 4.0 |

Noninterest Income – Q1-24 (1)



Other, net, 7%
Wealth Management, 16%
Service Charges on Deposit Accounts, 20%
Bank Card and Other Fees, 13%
Insurance Commissions, 28%
Mortgage Banking, net, 16%

**Noninterest Income = 29.4% of Quarterly Revenue**

Noninterest Income[(1)]
($ in millions)



$51
$10
$8
$8
$14
$9
$3
$54
$11
$9
$7
$15
$9
$4
$52
$11
$8
$7
$15
$9
$2
$50
$11
$9
$6
$13
$9
$3
$55
$11
$7
$9
$16
$9
$4
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Insurance Commissions
Wealth Management
Other, net

- Noninterest income totaled $55.3 million in the first quarter, an increase of $5.5 million linked-quarter and a $4.0 million increase year-over-year. The link-quarter increases in mortgage banking, insurance, other, net and wealth management revenue were offset in part by declines in bank card and other fees and service charges on deposit accounts.
- Mortgage Banking revenue totaled $8.9 million in the first quarter, a $3.4 million increase linked quarter and a $1.3 million increase from the prior year. The increase linked-quarter was principally attributable to increased gain on sales of mortgage loans, improvement in the net negative hedge ineffectiveness and reduced servicing asset amortization.
- Insurance revenue totaled $15.5 million, an increase of $2.3 million linked-quarter and $1.2 million year-over-year. The linked-quarter and year-over-year increase were primarily due to growth in commercial property and casualty commissions.

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

# Income Statement Highlights – Noninterest Expense

| Noninterest Expense ($ in millions)[1] | | Change | |
|---|---|---|---|
| | Q1-24 | LQ | Y-o-Y |
| Salaries & Benefits | $ 75.5 | $ (1.1) | $ 1.4 |
| Services & Fees | 24.8 | (3.1) | (0.6) |
| Net Occupany - Premises | 7.5 | 0.1 | (0.1) |
| Equipment Expense | 6.4 | (0.1) | (0.0) |
| Total Other Expense | 15.9 | (0.4) | 1.8 |
| Adjusted Noninterest Expense [(2)] | $ 130.1 | $ (4.6) | $ 2.5 |
| Other Real Estate Expense | 0.7 | 0.9 | 0.5 |
| Amoritzation of Intangibles | 0.1 | (0.0) | (0.2) |
| Charitable Contributions State Tax Cr | 0.3 | (0.0) | (0.0) |
| Salaries & Benefits - Reduction in force expense | 0.0 | (1.4) | 0.0 |
| Other Noninterest Expense | $ 1.1 | (0.6) | 0.3 |
| Total Noninterest Expense | $ 131.1 | $ (5.3) | $ 2.8 |



Noninterest Expense (1)(2)
($ in millions)
$128
$1
$128
$132
$1
$132
$141
$7
$134
$136
$2
$135
$131
$1
$130
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Adjusted Noninterest Expense
Other Noninterest Expense



Adjusted Noninterest Expense (1)(2)
($ in millions)
$128
$74
$25
$8
$6
$14
$132
$76
$28
$7
$6
$14
$134
$77
$28
$7
$7
$15
$135
$77
$28
$7
$7
$16
$130
$76
$25
$8
$6
$16
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

- Adjusted Noninterest Expense[(2)] totaled $130.1 million in the first quarter, a decrease of $4.6 million, or 3.4%, from the prior quarter
- Services and Fees decreased $3.1 million linked-quarter mainly due to lower professional fees and data processing software expense

Source: Company reports
(1) Totals may not foot due to rounding
(2) For Non-GAAP measures, please refer to the Earnings Release dated April 23, 2024, and the Consolidated Financial Information, Note 6 – Non-GAAP Financial Measures

Trustmark

# Capital Management

## Solid capital position reflects consistent profitability of diversified financial services businesses

- Capital position remained strong with a CET1 ratio of 10.12% and a total risk-based capital ratio of 12.42% at March 31, 2024
- As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2024, under which $50.0 million of Trustmark's outstanding shares my be acquired through December 31, 2024.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.23 per share payable June 15, 2024, to shareholders of record on June 1, 2024


Capital Ratios(1)
6.35%
9.76%
11.95%
6.56%
9.87%
12.08%
6.57%
9.89%
12.11%
6.95%
10.04%
12.29%
7.20%
10.12%
12.42%
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

# 2024 Full Year Outlook Commentary[1]

***Prior to anticipated sale of FBBInsurance and Balance Sheet Repositioning***

| | |
|---|---|
| **Balance Sheet** | • Loans HFI expected to grow mid-single digits<br>• Deposit balances expected to grow low-to-mid single digits<br>• Securities balances expected to decline by high-single digits based on non-reinvestment of portfolio cash flows, subject to impact of changes in market interest rates on AOCI |
| **Net Interest Income** | • NII expected to decline low-single digits in 2024 reflecting continued earning asset growth and stabilizing deposit cost resulting in full year NIM of approximately 3.20% based on market implied forward interest rates |
| **Credit** | • Total provision for credit losses, including unfunded commitments, is dependent upon future loan growth, current macroeconomic forecast, and credit quality trends<br>• Net charge-offs are expected to remain below the industry average based upon the current economic outlook |
| **Noninterest Income** | • Noninterest income expected to grow mid-single digits |
| **Noninterest Expense** | • Adjusted noninterest expense expected to increase low-single digits, reflecting heightened cost containment initiatives and is subject to impact of commissions in mortgage, insurance, and wealth management businesses |
| **Capital** | • Will continue disciplined approach to capital deployment with preference for organic loan growth as well as potential M&A or other general corporate purposes depending on market conditions.<br>• Will maintain a strong capital position; ample to implement corporate priorities/initiatives |

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

# Trustmark Corporation

## Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

## Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

## Strategic Priorities to Enhance Shareholder Value

**EFFICIENCY**

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

**GROWTH**

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

**INNOVATION**

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

**RISK MANAGEMENT**

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

**CULTURE**

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices